Innovator Deepwater Frontier Tech ETF
Schedule of Investments
January 31, 2026 (Unaudited)

COMMON STOCKS - 99.9%	Shares	Value
Aerospace/Defense - 7.4%
AeroVironment, Inc. (a)(b)	25,862	$7,199,722
Mercury Systems, Inc. (a)(b)	60,323	5,663,123
		12,862,845

Banks - 3.1%
NU Holdings Ltd./Cayman Islands - Class A (a)	303,981	5,395,663

Commercial Services - 5.5%
Adyen NV (a)(c)	3,195	4,746,883
Shift4 Payments, Inc. - Class A (a)(b)	80,995	4,781,945
		9,528,828

Computers - 2.4%
Rubrik, Inc. - Class A (a)	74,689	4,178,850

Electric - 3.2%
Vistra Corp.	35,543	5,628,234

Electronics - 3.8%
Coherent Corp. (a)	30,917	6,559,969

Energy-Alternate Sources - 4.7%
First Solar, Inc. (a)	36,229	8,170,364

Engineering & Construction - 6.2%
Sterling Infrastructure, Inc. (a)(b)	29,978	10,729,426

Healthcare-Products - 2.6%
Intuitive Surgical, Inc. (a)	9,149	4,613,109

Internet - 11.8%
AppLovin Corp. - Class A (a)	8,681	4,107,068
MercadoLibre, Inc. (a)	2,454	5,270,677
Reddit, Inc. - Class A (a)	35,131	6,333,065
Uber Technologies, Inc. (a)	61,115	4,892,256
		20,603,066

Machinery-Construction & Mining - 9.6%
Siemens Energy AG (a)	62,012	10,625,315
Vertiv Holdings Co. - Class A	33,293	6,198,491
		16,823,806

Mining - 3.6%
Cameco Corp.	50,614	6,245,261

Miscellaneous Manufacturing - 2.4%
Axon Enterprise, Inc. (a)	8,733	4,223,104

Pipelines - 3.3%
Cheniere Energy, Inc.	27,242	5,762,228

Semiconductors - 13.7%
ASML Holding NV	4,533	6,531,672
Astera Labs, Inc. (a)	34,155	5,144,426
BE Semiconductor Industries NV	30,398	5,927,327
Lam Research Corp.	26,636	6,218,441
		23,821,866

Software - 16.6%
Atlassian Corp. - Class A (a)	35,823	4,233,562
Datadog, Inc. - Class A (a)	40,963	5,297,335
Gitlab, Inc. - Class A (a)(b)	150,579	5,267,254
Global-e Online Ltd. (a)(b)	132,175	4,830,996
Snowflake, Inc. - Class A (a)	23,919	4,609,191
Take-Two Interactive Software, Inc. (a)	21,210	4,672,563
		28,910,901
TOTAL COMMON STOCKS (Cost $153,425,363)		174,057,520

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 10.9%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.77% (d)	18,971,446	18,971,446
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $18,971,446)		18,971,446

TOTAL INVESTMENTS - 110.8% (Cost $172,396,809)		193,028,966
Money Market Deposit Account - 0.1% (e)		255,909
Liabilities in Excess of Other Assets - (10.9)%		(19,056,409)
TOTAL NET ASSETS - 100.0%		$174,228,466

Percentages are stated as a percent of net assets.

LLC - Limited Liability Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of January 31, 2026. The fair value of these securities was $18,009,346.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of January 31, 2026, the value of these securities total $4,746,883 or 2.7% of the Fund’s net assets.

(d)	The rate shown represents the 7-day annualized yield as of January 31, 2026.
(e)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of January 31, 2026 was 3.45%.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

Innovator Deepwater Frontier Tech ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$174,057,520	$–	$–	$174,057,520
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	18,971,446
Total Investments	$174,057,520	$–	$–	$193,028,966

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $18,971,446 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Allocation of Portfolio Holdings as of January 31, 2026 (% of Net Assets)

Common Stocks	$174,057,520	99.9%
Investments Purchased with Proceeds from Securities Lending	18,971,446	10.9
Money Market Deposit Account	255,909	0.1
Liabilities in Excess of Other Assets	(19,056,409)	(10.9)
	$174,228,466	100.0%